UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________
FORM 8-K

_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 3, 2018
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SYNNEX CORPORATION
(Exact name of registrant as specified in its charter)
  _______________________________

Delaware	001-31892	94-2703333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44201 Nobel Drive Fremont, California		94538
(Address of principal executive offices)		(Zip Code)
(510) 656-3333
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02    Results of Operations and Financial Condition.
The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
On October 3, 2018, SYNNEX Corporation (“SYNNEX”) issued a press release regarding SYNNEX’ financial results for its fiscal third quarter ended August 31, 2018. The full text of SYNNEX’ press release is furnished herewith as Exhibit 99.1.
Item 5.07    Submission of Matters to a Vote of Security Holders.
On October 3, 2018, SYNNEX held a special meeting of stockholders (the “Special Meeting”) at its offices in Fremont, California. As of the close of business on August 31, 2018, the record date, there were 39,627,535 shares issued, outstanding and eligible to vote at the Special Meeting. Stockholders of SYNNEX, who were collectively the holders of 35,660,688 shares of common stock or 89.99% of the common stock entitled to vote, were present at the meeting in person or by proxy and constituted a quorum.
At the Special Meeting, the following proposals, each of which is described in detail in the Company’s joint proxy statement/prospectus included in the Registration Statement on Form S-4 (File No. 226708), declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on August 28, 2018, were voted upon and approved by the following votes:
Proposal 1: To consider and vote on a proposal to approve the issuance of shares of SYNNEX common stock, par value $0.001 per share, in connection with the initial merger contemplated by the Agreement and Plan of Merger, dated as of June 28, 2018, as amended by Amendment No. 1 to the Agreement and Plan of Merger, dated as of August 22, 2018, and as it may be amended from time to time (the “Merger Agreement”), among SYNNEX, Delta Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of SYNNEX, Concentrix CVG Corporation, a Delaware corporation and wholly owned subsidiary of SYNNEX, and Convergys Corporation, an Ohio corporation.

For	Against	Abstain
35,520,621	20,750	119,317
Proposal 2: To consider and vote on a proposal to approve the adjournment of the Special Meeting if necessary to solicit additional proxies if there are not sufficient votes to approve the issuance of shares of SYNNEX common stock in connection with the initial merger at the time of the Special Meeting, or any adjournment or postponement thereof.

For	Against	Abstain
33,834,853	1,704,808	121,027

Although sufficient votes were received from the stockholders of SYNNEX to approve Proposal 2, no motion to adjourn was made because Proposal 1 was approved.

Item 8.01    Other Events.
On October 3, 2018, SYNNEX issued a press release announcing that it received stockholder approval for the issuance of shares of SYNNEX common stock in connection with the initial merger contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Additional Information and Where to Find It
In connection with the proposed transaction between SYNNEX and Convergys, SYNNEX filed an amended registration statement on Form S-4 (File No. 333-226708), declared effective by the Securities and Exchange Commission (the “SEC”) on August 28, 2018, which includes a joint proxy statement of SYNNEX and Convergys that also constitutes a prospectus of SYNNEX. INVESTORS AND SECURITY HOLDERS OF SYNNEX and CONVERGYS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT HAVE BEEN FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the registration statement and the joint proxy statement/prospectus and other documents filed with the SEC by SYNNEX or Convergys through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by SYNNEX will be available free of charge within the Investors section of SYNNEX’ website at http://ir.synnex.com or by contacting SYNNEX’ Investor Relations Department at (510) 668-8436. Copies of the documents filed with the SEC by Convergys will be available free of charge on Convergys’s website at http://investor.convergys.com/ or by contacting Convergys’s Investor Relations Department at (513) 723-7768.
Participants in Solicitation
SYNNEX, Convergys, and their respective directors and certain of their respective executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of SYNNEX is set forth in its Annual Report on Form 10-K for the year ended November 30, 2017, which was filed with the SEC on January 26, 2018, and its proxy statement for its 2018 annual meeting of stockholders, which was filed with the SEC on February 22, 2018. Information about the directors and executive officers of Convergys is set forth in its Annual Report on Form 10-K for the year ended December 31, 2017, which was filed with the SEC on February 21, 2018, and its proxy statement for its 2018 annual meeting of shareholders, which was filed with the SEC on March 16, 2018. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.
Forward-Looking Statements
DISCLOSURE NOTICE: This document contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 related to SYNNEX, Convergys and the proposed acquisition of Convergys by SYNNEX. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the financial or operating results of Convergys, SYNNEX or the combined company. These forward-looking statements may be identified by terms such as anticipate, believe, foresee, expect, intend, plan, may, will, could and should and the negative of these terms or other similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition, including future financial and operating results, plans, objectives, expectations and intentions; the anticipated timing of closing of the acquisition; and the methods SYNNEX will use to finance the cash portion of the transaction. These forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business, contractual and operational relationships; the unfavorable outcome of any legal proceedings that have been or may be instituted against SYNNEX, Convergys or the combined company; failure to protect proprietary or personally identifiable data against unauthorized access or unintended release; the ability to retain key personnel; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the capital stock of SYNNEX and Convergys, and on SYNNEX’ and Convergys’s operating results; significant transaction costs, fees, expenses and charges; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; the financing of the transaction; other business effects, including the effects of industry, market, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; and competitive developments.

A further description of risks and uncertainties relating to SYNNEX and Convergys can be found in their respective most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov.
Neither SYNNEX nor Convergys assumes any obligation to update the forward-looking statements contained in this document as the result of new information or future events or developments.

Item 9.01    Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit No.	Description

99.1 99.2	Press release dated October 3, 2018 regarding financial results. Press release dated October 3, 2018 regarding merger closing date.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 3, 2018	SYNNEX CORPORATION

	By:	/s/ Simon Y. Leung
Simon Y. Leung Senior Vice President, General Counsel and Corporate Secretary

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